Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
29. Subsequent events
On March 10, 2026, Lifezone Metals entered into an exclusivity agreement with the Government of Burundi regarding the Musongati Nickel Project, a large nickel laterite deposit located within the East African Nickel Belt. The agreement grants the Company a 14-month exclusivity period to evaluate the technical and economic potential of the Musongati deposit, including an initial 30-day scoping phase during which Lifezone will review existing geological data and develop a longer-term exploration and feasibility assessment program. Historical studies, including a 2011 resource estimate, indicate a resource of more than 140 million tonnes and potential by-products including copper, cobalt, gold, platinum-group metals and scandium. The project lies approximately 200 km southwest of the Kabanga Nickel Project in Tanzania, and the agreement reflects Lifezone’s strategy to evaluate and potentially consolidate significant nickel resources within the Kabanga–Musongati alignment.
As of December 31, 2025, KNL had $20 million outstanding under the senior secured bridge loan facility agreement with Taurus Mining Finance. On March 16, 2026, KNL received another $5 million from Taurus Mining Finance. This payment was an advance to the second drawdown of $21.7 million. This second utilisation request was issued to Taurus Mining Finance in early March, and both parties are working through the drawdown conditions, including obtaining all required signatures related to the local Tanzanian security documents and drawing the funds from Taurus Mining Finance's limited partners.